UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2024
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AlTi Global, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40103	92-1552220
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Madison Avenue, 26th Floor New York, New York	10022
(Address of principal executive offices)	(Zip Code)
(212) 396-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ALTI	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01     Entry into a Material Definitive Agreement

Allianz Closing

On July 31, 2024, AlTi Global, Inc., a Delaware corporation (the “Company”), completed the sale to Allianz Strategic Investments S.à.r.l., a Luxembourg private limited liability company (“Allianz”) of (i) 140,000 shares of a newly created class of preferred stock designated Series A Cumulative Convertible Preferred Stock (the “Series A Preferred Stock”) and (ii) 19,318,580.96 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) for an aggregate purchase price equal to $250 million (the “Allianz Closing”) and issued to Allianz warrants (the “Allianz Warrants”) to purchase 5,000,000 shares of Class A Common Stock, in each case on terms consistent with the Investment Agreement, dated February 22, 2024 (the “Allianz Investment Agreement”) and previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2024 (the “Prior 8-K”).

As previously reported, on February 22, 2024, the Company also entered into a Supplemental Series A Preferred Stock Investment Agreement with Allianz (the “Supplemental Investment Agreement”), pursuant to which, for purposes of funding one or more strategic international acquisitions by the Company or its subsidiaries, Allianz is permitted, at its option, to purchase additional shares of Series A Preferred Stock up to an aggregate amount equal to $50,000,000

In connection with the Allianz Closing, on July 31, 2024 the Company (i) adopted and filed with the Secretary of State of the State of Delaware a certificate of designations for the Series A Preferred Stock setting forth the rights, preferences, privileges and restrictions applicable to the Series A Preferred Stock (the “Series A Certificate of Designations”), and (ii) entered into an Investor Rights Agreement with Allianz (the “Allianz Investor Rights Agreement”), in each case in substantially the same form filed as exhibits to the Prior 8-K.

As described in the Prior 8-K, among other items, pursuant to the Allianz Investor Rights Agreement, Allianz will have the right to nominate two directors (the “Investor Designees”) until such time as Allianz ceases to own at least 50% of the initial shares of Class A Common Stock acquired at the Allianz Closing.

The foregoing description of the Series A Certificate of Designations, the Allianz Warrants, the Allianz Investment Agreement, the Allianz Investor Rights Agreement and the Supplemental Investment Agreement do not purport to be complete and are qualified in their entirety by reference to the Allianz Investment Agreement and the Supplemental Investment Agreement attached as Exhibit 10.5 and Exhibit 10.2, respectively, to the Prior 8-K and incorporated herein by reference and the Series A Certificate of Designations, the Allianz Warrants and the Allianz Investor Rights Agreement attached hereto as Exhibit 3.1, Exhibit 4.1, and Exhibit 10.2, respectively.

Subsidiary LLC Agreement

In connection with the Allianz Closing, the Company and AlTi Global Capital, LLC, a wholly-owned subsidiary of the Company, entered into the Fourth Amended and Restated Limited Liability Company Agreement of AlTi Global Capital, LLC (the “Subsidiary LLC Agreement”) to create preferred and common units of AlTi Global Capital, LLC that mirror the rights, preferences, privileges and restrictions applicable to the Series A Preferred Stock and Non-Voting Class C Common Stock (as defined below) which were issued at the Closing and which will be issued in the future to Allianz, as required pursuant to Section 3.03(d) of the Subsidiary LLC Agreement.

The Subsidiary LLC Agreement was also amended to reflect the creation of preferred units of AlTi Global Capital, LLC that mirror the rights, preferences, privileges and restrictions applicable to the Company’s Series C Cumulative Convertible Preferred Stock (the “Series C Preferred Stock”) issued to Constellation Wealth Capital, LLC (“Constellation”) in connection with the closing of (i) the Company’s sale to CWC AlTi Investor, LLC, an affiliate of Constellation, of, in the aggregate, 150,000 shares of the Series C Preferred Stock and issuance to Constellation warrants to purchase 2,000,000 shares of the Class A Common Stock , as required pursuant to Section 3.03(d) of the Subsidiary LLC Agreement.

The foregoing description of the Subsidiary LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subsidiary LLC Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 3.02     Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K are incorporated by reference into this Item 3.02. The securities sold in the Allianz Closing were issued without registration under the Securities Act in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act in a transaction not involving any public offering.

Item 3.03     Material Modification of Rights of Security Holders.

The information disclosed in Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K are incorporated by reference into this Item 3.03.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective as of the Allianz Closing, pursuant to the terms of the Investor Rights Agreement and as approved by the Board of Directors of the Company (the “Board”), Nazim Cetin and Andreas Wimmer were appointed as directors on the Board, as the Investor Designees, to serve until their respective terms and until their successors are elected and qualified, and the size of the Board was fixed at eight directors. In addition to his service as a director, Mr. Cetin was also appointed to the Compensation Committee of the Board and the newly established Transaction Committee of the Board, as previously described in the Prior 8-K.

In connection with their respective appointments, Mssrs. Cetin and Wimmer entered into the Company’s standard indemnification agreement for directors. The indemnification agreement, the form of which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K with the SEC on January 9, 2023 (the “Form of Indemnification Agreement for Directors”), provides for indemnification and advancement by the Company of certain expenses and costs relating to claims, suits or proceedings arising from service as a director of the Company to the fullest extent permitted by applicable law. The foregoing description of the Form of Indemnification Agreement for Directors does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Form Director Indemnification Agreement which is incorporated herein by reference.

Mssrs. Cetin and Wimmer will receive compensation for their service as non-employee directors and, in the case of Mr. Cetin, as a member of the Transaction Committee and the Compensation Committee, as described under the heading “Director Compensation” in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, which was filed with the SEC on May 10, 2024, which description is incorporated herein by reference.

Other than the transactions contemplated by the Allianz Investment Agreement and the Allianz Investor Rights Agreement, there is no arrangement or understanding between Mr. Cetin or Mr. Wimmer and any other person pursuant to which Mr. Cetin or Mr. Wimmer were selected to become members of the Board, nor are there any transactions between Mr. Cetin or Mr. Wimmer and the Company or any subsidiary of the Company that are reportable under Item 404(a) of Regulation S-K.

The information disclosed in Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Prior 8-K are incorporated by reference into this Item 5.02.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2024, at the Company’s 2024 Annual Meeting of Stockholders, stockholders of the Company voted to amend the Company’s Certificate of Incorporation to authorize and designate the Company’s Class C Non-Voting Common Stock, par value $0.0001 per share (the “Non-Voting Class C Common Stock”), effective as of the Allianz Closing (the “Charter Amendment”).

The Non-Voting Class C Common Stock will not vote on any matters with respect to which stockholders are entitled to vote. However, the Company shall not, without the prior vote of the holders of at least a majority of the shares of Non-Voting Class C Common Stock then outstanding, voting separately as a single class (i) alter or change the powers, preferences or special rights of the shares of Non-Voting Class C Common Stock so as to affect them adversely or (ii) take any other action upon which class voting is required by applicable law.

The Non-Voting Class C Common Stock will participate with the shares of Class A Common Stock with respect to dividends.

In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Company, the holders of the Non-Voting Class C Common Stock (the “Class C Holders”) will share ratably in the distribution to stockholders of the Company, in the same amount per share and in the same manner as holders of Class A Common Stock, and together with the Class A Common Stock as a single class and on a pro-rata basis.

In the event of a merger or consolidation of the Company, Class C Holders will be converted into the right to receive the same consideration in the same amount per share and in the same manner as the Class A Common Stock.

The Non-Voting Class C Common Stock will be convertible at any time into an equal number of shares of Class A Common Stock at the option of a Class C Holder any time. No Class C Holder will have the right to convert or be issued shares to the extent that after giving effect to such conversion or issuance, the beneficial ownership of the Class C Holder would exceed the applicable Ownership Cap (as defined in the Charter Amendment).

The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

On July 31, 2024, the Company filed the Series A Certificate of Designations setting forth the terms, rights, obligations and preferences of the Series A Preferred Stock. The information contained in Item 1.01 of this Form 8-K and Item 1.01 of the Prior 8-K is incorporated herein by

Item 8.01     Other Events.

On July 31, 2024, the Company issued a press release announcing the Allianz Closing. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations of Series A Cumulative Convertible Preferred Stock, dated July 31, 2024
3.2	Certificate of Amendment to the Certificate of Incorporation
4.1	Warrant to Purchase Class A Common Stock, dated July 31, 2024
10.1*
Investment Agreement, dated February 22, 2024, by and between AlTi Global, Inc. and Allianz Strategic Investments S.à.r.l. (incorporated by reference to Exhibit 10.5 of the registrant’s Current Report on Form 8-K (File Number 001-40103) filed on February 23, 2024)

10.2	Investor Rights Agreement, dated July 31, 2024, by and between AlTi Global, Inc. and Allianz Strategic Investments S.à.r.l.
10.3	Fourth Amended and Restated Limited Liability Company Agreement of AlTi Global Capital, LLC, dated as of July 31, 2024
10.4*
Supplemental Series A Preferred Stock Investment Agreement, dated February 22, 2024, by and between AlTi Global, Inc. and Allianz Strategic Investments S.à.r.l. (incorporated by reference to Exhibit 10.2 of the registrant’s Current Report on Form 8-K (File Number 001-40103) filed on February 23, 2024)

99.1	Press Release dated July 31, 2024

* Exhibit contained in registrant’s Current Report on Form 8-K (File Number 001-40103) filed on February 23, 2024.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2024	ALTI GLOBAL, INC.
/s/ Michael Tiedemann

Name: Michael Tiedemann
Title: Chief Executive Officer